Exhibit 99.1

INVESTOR Presentation June 2023

Forward Looking Statements

Forward-Looking Statements

This presentation contains, and future oral and written statements by us and our management may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of our beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "aim," "intend," "plan," or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change overtime, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We disclaim any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required bylaw.

Industry Information

This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management's understanding of industry conditions. Although we believe that this information (including the industry publications and third party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

We present tangible shareholders' equity to tangible assets to help us describe our operating performance. Our presentation of these non-GAAP measures is intended as a supplemental measure of our performance that is not required by, or presented in accordance with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP measures should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. Our presentation of these non-GAAP measures should not be construed to imply that our future results will be unaffected by these items. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

orange county BANCORP, inc. 2

Franchise Overview 3 1) There are 3 branches located in Middletown . 2) See slide 15 for non - GAAP reconciliation information 3) Bank - level regulatory data Background ▪ Successfully completed IPO and NASDAQ listing in 2021 ▪ Bank was established in 1892 and has operated successfully for over 130 years ▪ Headquartered in Middletown, NY ▪ Premier business bank in the Hudson Valley region, operating in diverse and stable markets ▪ Highly attractive core deposit franchise ▪ Full service commercial bank with focus on small to medium sized businesses ▪ Diverse, high - margin private banking and trust/wealth management service offerings Strong Banking Institution with Established Presence in Stable Markets Geographic Presence $ 2.5B TOTAL ASSETS $ 1.7B TOTAL NET LOANS $2.0B TOTAL DEPOSITS $ 1.4B AUM Company Background March 31, 2023 Snapshot Existing Branches (15) (1) Headquarters Market Footprint Financial Snapshot as of and for the Three Months Ended March 31, 2023 YTD Profitability Ratios Net Interest Margin 3.78% ROAA 0.55% ROAE 8.97% Regulatory Capital Ratios TCE/TA (2) 5.78% Tier 1 Leverage (3) 9.07% Tier 1 Capital Ratio (3) 12.35% Total Capital Ratio (3) 13.61% Asset Quality Ratios ACL/Total Loans 1.51% NPAs/TA (2) 0.32%

Structure & Scope Balanced, Client - Driven Business Model 4 Business Banking Private Banking Orange Wealth Management • 15 branches • Focus on small to medium size businesses in the communities served • Seasoned lenders with significant regional and industry expertise • Comprehensive product offering • Full treasury management suite Key Metrics $ 1.7 billion loans $2.0 billion deposits • Launched in mid 2017 • Division of Orange Bank & Trust • Client - driven service linking our four primary product areas 1) Cash Management / Treasury 2) Loans (Commercial and/or Residential) 3) Trust, Estate and Custody Services 4) Investment Advisory Services (through HVIA) Approximately 480 Clients • Subsidiary of Orange County Bancorp, Inc. • Acquired in late 2012 from Sterling Bancorp • SEC registered Investment Advisor $ 1.4 billion AUM • Founding division of the Bank • Traditional trust & administration services to local clients • Niche focus on Special Needs Trust and Guardianship services Note: Key financials are as of March 31, 2023. Client - Driven Service Unifies Three Unique Product Areas

Franchise Scarcity Value in Highly Attractive Markets 5 Attractive Demographics in a Large, Growing Addressable Market Median Household Income ($000) 1) Defined as Lower Hudson Valley region, includes Orange, Westchester, and Rockland counties. 2) Represents the weighted average household income by deposits to all company markets. Source: S&P Capital IQ Pro, FDIC, Claritas. Note: Deposit data as of June 30, 2022. Note: Demographic data from Claritas is based primarily on most recent census data available. $100² $112 $108 $80 $72 $0 $30 $60 $90 $120 Orange Westchester, NY Rockland, NY State of NY U.S. Overall OBT Growth Markets Orange County Westchester & Rockland Counties Bronx County • Attractive and stable market • 60 miles from New York City • 131 - year - operating history in the region • Strong foundation for growth and low - cost deposit funding • Recent COVID - 19 related population growth • Primary OBT growth markets • Large, economically diverse and affluent markets • Unbalanced Market: large regional/national banks, few small community banks • Reputation as leading local bank for small business • Significant long - term growth opportunity relative to current market share • Densely populated area with approximately 1.5 million residents • Diversified economy typical of urban population centers • Persistent need for housing in the region generates growth through demand for construction lending and refinancing activity Largest Locally Headquartered Bank in the Lower Hudson Valley 1 Deposits in the Market ($ in millions) Rank $75 $81 $97 $119 $119 $144 $265 $628 $732 $2,140 $6,031 $6,456 $6,825 $8,264 $28,431 First Greenwich Financial Vecta Inc Rhinebeck Bancorp Salisbury Bancorp First Federal Savings Berkshire Bancorp Wallkill Valley Northeast Community Walden Orange County Bancorp Wells Fargo Toronto-Dominion Customers Bancorp Citigroup JPMorgan Chase 1 2 3 4 5 13 19 20 24 28 30 31 33 34 35

Business Strategy 6 Note: Financial data as of March 31, 2023. Leverage Relationships to Drive Organic Growth Derive Loan Growth Through Relationship - Based Model Continue to Grow Core Deposit Franchise Continue to Build Fee - Based Business Strategic Expansion / Opportunistic M&A • The bank’s historical success has been closely tied to that of its clients and the communities it serves • Seek trusted advisor role with clients as they build their businesses with the Bank’s resources and support • Majority of loan growth comes from existing clients and referrals • Direct access to senior management offers customers quicker response time on loan applications and other transactions • Differentiated level of service provides a pricing advantage, often resulting in higher loan rates • Core deposits comprise 93.3 % of total funding, attributed to the bank’s long - standing relationships with clients • Cash management has helped the bank expand depth and efficiency of deposit product offerings • By broadening its suite of business services, deposits and loans grew 2.6% over year end 2022 • Strategic Expansion: Ongoing investments in Rockland, Westchester and Bronx Counties continue to be significant drivers of growth & profitability • Capitalize on Market Disruption: Consolidation from the sales/mergers of The Westchester Bank, Sterling National Bank, Hudson Valley Bank, Hometown Bank, and Greater Hudson Bank presents opportunities to hire seasoned bankers and capture market share • Opportunistic M&A: Could include fee - based business, whole bank or branch acquisitions that would improve market position in geographies with attractive demographics • Having recently reached $ 1.4 billion in combined AUM in 2023Q1, the Company’s trust and advisory services businesses provide a strong foundation of fee - based revenue • Company intends to expand HVIA’s services into Westchester and Rockland counties • Private Banking service enables approximately 480 clients to leverage the resources of the platform

Consistent History of Growth 7 Current Success is Attributed to Disciplined Organic Growth Gross Loans Ex. PPP ($M) Total Assets ($M) Consolidated Equity ($M) Total Deposits ($M)

Strong and Consistent Historical Profitability 8 Net Interest Margin (%) Net Income ($M) ROAA (%) Success Maintaining Strong Profitabilit y Metrics

Loan Composition 9 1) CRE loans as a % of Total Risk - Based Capital; Bank - level regulatory data. 2) Excluding PPP loans for quarter ended March 31, 2023. Note: Financial data as of March 31, 2023. Total Loans: $ 1.7 Billion Highly Diversified Portfolio with Conservative Concentrations ▪ Advantageous, relationship - based lending model through existing clients and referrals ▪ Syndicated loans represent less than 3.5% of total loans ▪ ~76% of loans are in market as of March 31, 2023 Composition by Geography Westchester 24% Orange 20% Bronx 14% Other NY counties 12% CT and other 9% New Jersey 9% Rockland 8% Manhattan 4% 436% CRE Concentration¹ (% of Risked - Based Capital) 5.47% Yield on Loans² (Excluding PPP Loans) Loan Portfolio Commentary Amount Percent Commercial and industrial 254,592$ 15% Commercial real estate 1,192,501 72% Commercial real estate construction 116,077 7% Residential real estate 73,156 4% Home equity 12,067 1% Consumer 14,975 1% Total loans 1,663,368 100%

Leading Core Deposit Franchise Areas of Focus Keys to Success x Dedicated deposit relationship managers x Investment into customer experience/cash management product suite x Obtain deposit relationships at loan origination Escrow x Attractable DDA capture Municipal Deposits x Competitive products and niche focus x Focused on local opportunities x Long - term relationships Uninsured Deposits x Represented approximately 58% of total deposits at 3/31/23 x Adjusted for fully collateralized municipal deposits represented approximately 42% of total deposits at 3/31/23 10 • Cost of total deposits calculated using total annualized deposit interest expense and average total deposits in the given period . Note: Financial data as of March 31, 2023 Stable and Low - Cost Core Funding Base Total Deposits: $2.0 Billion Deposit Composition by Geography Orange 44% Westchester 36% Rockland 7% Bronx 3% Other 10% 34.3% Noninterest - Bearing 93.3 % Core Deposits 5 8 bps Cost of Deposits * 50.6% Transaction Accounts

Conservatively Managed Securities Portfolio 11 Note: As of March 31, 2023. * Includes $5 million ACL charge for Signature Bank subordinated debt ▪ $ 526.3 million in securities, primarily concentrated in mortgage - backed securities, municipal securities and U.S. government agencies ▪ Historically served as use for excess liquidity ▪ 100 % of securities are classified as available for sale ▪ Approximately 63% pledged as collateral to secure public deposits ▪ Approximately 18% pledged as collateral for additional lines of credit Securities Portfolio Commentary Securities Portfolio Composition $ 526.3 Million Total Portfolio Fair Value of Investment Securities ▪ D ecline in fair value was attributable to changes in interest rates and illiquidity ▪ No intent to sell securities before their anticipated recovery Available for Sale Securities Amortized Cost Estimated Fair Value Unrealized Gain / (Loss) U.S. Government Agencies $ 102,194 $ 93,683 $(8,511) Mortgage - backed Securities 360,748 320,544 (40,204) Corporate Securities * 28,553 20,788 (7,765) Municipal Securities 104,133 91,310 (12,823) Total $595,628 $ 526,325 $(69,303)

Ability to Take Advantage of M&A Driven Market Disintermediation Successful and Ongoing Expansion of Market Footprint Highly Attractive Market Geography and Scarcity Value of Franchise Stable, Low - Cost Deposit Base: 50% Transaction Accounts, 58 bps Total Cost 1 Demonstrated Loan Growth Driven by Relationship - Based Model Complementary Offerings in Private Banking and Trust & Wealth Businesses Consistent and Attractive Performance Strong and Experienced Management Team Investment Highlights 12 1) For the quarter ended March 31 , 2023.

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Management Team 14 Experienced Leadership Team with Strong Ties to the Community

Non - GAAP Reconciliation 15